                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated October 31, 1995 included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-30694, No. 33-30695, No. 33-71696 and No. 33-54691.



                                                   ARTHUR ANDERSEN LLP


New York, New York                                 /s/ Arthur Andersen LLP
November   , 1995